         1                                                       EXHIBIT 10.8



                          Long-Term Equity Compensation Plan

                          Associates First Capital Corporation

                                    April 1, 1996

       2                         Contents


                                                             Page

       Article 1. Establishment, Objectives, and Duration      1

       Article 2. Definitions                                  1

       Article 3. Administration                               4

       Article 4. Shares Subject to the Plan and Maximum Awards5

       Article 5. Eligibility and Participation                5

       Article 6. Stock Options                                6

       Article 7. Stock Appreciation Rights                    7

       Article 8. Restricted Stock                             9

       Article 9. Performance Units and Performance Shares    10

       Article 10. Performance Measures                       12

       Article 11. Beneficiary Designation                    12

       Article 12. Deferrals                                  13

       Article 13. Rights of Employees                        13

       Article 14. Amendment, Modification, and Termination   13

       Article 15. Withholding                                14

       Article 16. Successors                                 14

         Article 17. Legal Construction                         14

                     Associates First Capital Corporation
                      Long-Term Equity Compensation Plan

  Article 1. Establishment, Objectives, and Duration

         1.1. Establishment of the Plan. Associates First Capital Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Associates First Capital Corporation Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

  Subject to approval by the Company's stockholders, the Plan shall become effective as of April 1, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

          1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Awards granted hereunder are satisfied by the issuance of Shares and/or the payment of cash. However, in no event may an Award be granted under the Plan on or after March 31, 2006.

  Article 2. Definitions Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

         2.2. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.3. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4. "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.6. "Committee" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board pursuant to Section 3.1 to administer the Plan with respect to grants of Awards.

         2.7. "Company" means Associates First Capital Corporation, a Delaware corporation, including any and all Subsidiaries, and any successor thereto as provided in Article 18 herein.

         2.8. "Director" means any individual who is a member of the Board of Directors of the Company.

         2.9. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

         2.10. "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.11. "Employee" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

         2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.13. "Fair Market Value" shall be determined on the basis of the closing sale price at which shares have been sold regular way on the principal securities exchange on which the Shares are traded on the relevant date or, if there is no sale on the relevant date, then on the last previous day on which there was such a sale, provided that Fair Market Value for any initial grants made under the Plan concurrent with or contingent upon the consummation of the initial public offering price of Shares in 1996 will be at a price equal to the initial public offering price of Shares covered by such initial public offering.

         2.14. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

         2.15. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.16. "Insider" shall mean an individual who is, on the relevant date, an officer, director or beneficial owner of ten percent (10%) or more of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.17. "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         2.18. "Nonemployee Director" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         2.19. "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         2.20.     "Option" means an Incentive Stock Option or a
  Nonqualified Stock Option, as described in Article 6 herein.

         2.21. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.22. "Participant" means an Employee who has outstanding an Award granted under the Plan. The term "Participant" shall not include Nonemployee Directors.

         2.23.     "Performance-Based Exception" means the
  performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.24. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

         2.25. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

         2.26. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

         2.27. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.28. "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

         2.29. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

         2.30. "Shares" means the shares of Class A common stock of the Company.

         2.31. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

         2.32. "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest (including all divisions, affiliates, and related entities), provided that for ISOs "Subsidiary" has the meaning set forth in Code
  Section 422.

         2.33. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

       Article 3. Administration
         3.1. The Committee. The Plan shall be administered initially by a committee appointed by the Board which shall be comprised of persons who are outside directors pursuant to Section 162(m) of the Code. After the initial public offering of Shares in 1996, the Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 under the Exchange Act, or by any other Committee appointed by the Board, provided the members of such Committee meet such requirements.

         3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to determine which Employees shall be granted Awards under the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to

Employees; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

       Article 4. Shares Subject to the Plan and Maximum Awards
          4.1.     Number of Shares Available for Grants.
            (a)     Subject to adjustment as provided in Section
            4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be six percent (6%) of the Company's total outstanding shares of all classes of common stock of the Company as of the tenth (10th) business day following the consummation of the 1996 initial public offering of its Class A Common Stock. Shares issued under the Plan may be either authorized but unissued shares, treasury shares or any combination thereof.
            (b) The maximum aggregate number of Shares that may be granted to any oneindividual under the Plan in any one calendar year as Stock Options, with or without Tandem Stock Appreciation Rights, or stand alone Stock Appreciation Rights, shall be four hundred thousand (400,000).

         4.2. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason without the issuance of Shares or payment in respect therefor (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan to the fullest extent permitted under Rule 16b-3 of the Exchange Act and Sections 422 and 162(m) of the Code.

         4.3. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, stock dividend or combination of shares or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

 Article 5. Eligibility and Participation
        5.1. Eligibility. Persons eligible to participate in this Plan include officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

        5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

  Article 6. Stock Options
        6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4.     Duration of Options. Each Option granted to a
  Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares
having an aggregate Fair Market
  Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

        The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

       6.8. Termination of Employment. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

       6.9.     Nontransferability of Options.

            (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal guardian or representative.

            (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award
  Agreement, all NQSOs granted to a Participant under this
  Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal guardian or representative.

 Article 7. Stock Appreciation Rights
        7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

        7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

        7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

            (b) The number of Shares with respect to which the SAR is exercised.

        At the discretion of a Participant, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the availability of Shares to the Company.

        7.7. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of any exemption from the liability provisions of Section 16 of the Exchange Act (or any successor rule).

        7.8. Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with a Participant, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

        7.9. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal guardian or representative.

  Article 8. Restricted Stock
        8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees in such amounts as the Committee shall determine.

        8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

        8.3. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        8.4. Other Restrictions. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

        The Company or its designee shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

        8.5.     Voting Rights. During the Period of Restriction,
  Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

        8.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

        In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

        8.7. Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations by the Company connected with a Change in Control (as defined in the Award Agreement) and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.

       Article 9. Performance Units and Performance Shares
        9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Employees in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

        9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4. Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum as soon as practicable following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close on the last day of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

        At the discretion of the Committee, Participants may be entitled to receive dividend equivalents payable in cash representing any dividends declared with respect to Shares in connection with grants of Performance Units and/or Performance Shares which have not yet been distributed to Participants (such equivalents shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
  Section 8.6 herein).

        9.5. Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the
  Committee in its discretion.

        Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Named Executive Officers who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

        9.6. Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

        9.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

       Article 10. Performance Measures
        Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants of Awards shall be chosen from among profits, net income (either before or after taxes), share price, earnings per share, total shareholder return, return on assets, return on equity, operating income, return on capital or investments or economic value added.

        The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are made to or held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

        In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

       Article 11. Beneficiary Designation
        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

  Article 12. Deferrals
        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

  Article 13. Rights of Employees
        13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        13.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

  Article 14. Amendment, Modification, and Termination
        14.1.     Amendment, Modification, and Termination.  Subject to
  Section 14.3, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

        14.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 14.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the

  Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of
  Section 162(m) of the Code, as from time to time amended.

        14.3. Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

        14.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code
  Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
  Article 14, make any adjustments it deems appropriate.

  Article 15. Withholding
        15.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        15.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax (using the Federal Supplemental wage rate, and state or local equivalent as well as any FICA or Medicare taxes) which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

  Article 16. Successors
        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

  Article 17. Legal Construction
        17.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        17.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        17.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        17.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        17.5. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Texas.